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                                                                 EXHIBIT d(2)(f)

                              AMENDMENT NO. 5
                                     TO
                         FOREIGN COUNTRY SELECTION
            AND MANDATORY SECURITIES DEPOSITORY RESPONSIBILITIES
                            DELEGATION AGREEMENT


         This Amendment No. 5, dated as of March 1, 1999, amends the Foreign Country Selection and Mandatory Securities Depository Responsibilities Delegation Agreement, dated September 9, 1998, between A I M Advisors, Inc., a Delaware corporation and each registered investment company (the "Investment Companies") and its respective portfolios (the "Funds") listed on the signature page thereof (as amended and supplemented, the "Agreement").

         NOW, THEREFORE, the parties agree as follows;

         The list of Investment Companies and Funds covered by the Agreement is hereby amended to include the following portfolio of AIM Equity Funds, Inc.:

                  AIM Large Cap Growth Fund

         In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

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         IN WITNESS WHEREOF, the parties have caused this Amendment No. 5 to be executed by their respective officers on the date first written above.


                                                 A I M ADVISORS, INC.


Attest:                                          By: /s/ CAROL F. RELIHAN
        -----------------------                      --------------------------
        Assistant Secretary                          Senior Vice President

AIM ADVISOR FUNDS, INC.                          AIM INTERNATIONAL FUNDS, INC.
AIM Advisor Flex Fund                            AIM Asian Growth Fund
AIM Advisor International Value Fund             AIM European Development Fund
AIM Advisor Large Cap Value Fund                 AIM International Equity Fund
AIM Advisor MultiFlex Fund                       AIM Global Aggressive Growth Fund
AIM Advisor Real Estate Fund                     AIM Global Growth Fund
                                                 AIM Global Income Fund
AIM EQUITY FUNDS, INC.
AIM Aggressive Growth Fund                       AIM VARIABLE INSURANCE FUNDS, INC.
AIM Blue Chip Fund                               AIM V.I. Aggressive Growth Fund
AIM Capital Development Fund                     AIM V.I. Balanced Fund
AIM Charter Fund                                 AIM V.I. Capital Appreciation Fund
AIM Constellation Fund                           AIM V.I. Capital Development Fund
AIM Large Cap Growth Fund                        AIM V.I. Diversified Income Fund
AIM Weingarten Fund                              AIM V.I. Global Growth and Income Fund
                                                 AIM V.I. Global Utilities Fund
AIM FUNDS GROUP                                  AIM V.I. Government Securities Fund
AIM Balanced Fund                                AIM V.I. Growth Fund
AIM Global Utilities Fund                        AIM V.I. Growth & Income Fund
AIM High Yield Fund                              AIM V.I. High Yield Fund
AIM Income Fund                                  AIM V.I. Money Market Fund
AIM Money Market Fund                            AIM V.I. Telecommunications Fund
AIM Select Growth Fund                           AIM V.I. Value Fund
AIM Value Fund
                                                 EMERGING MARKETS DEBT PORTFOLIO
AIM INVESTMENT SECURITIES FUNDS
AIM High Yield Fund II                           GROWTH PORTFOLIO
                                                 Small Cap Portfolio
AIM SPECIAL OPPORTUNITIES FUNDS                  Value Portfolio
AIM Small Cap Opportunities Fund
AIM Mid Cap Opportunities Fund

AIM SUMMIT FUND, INC.

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
GLOBAL INVESTMENT PORTFOLIO                       AIM GROWTH SERIES
Global Consumer Products and Services             AIM New Pacific Growth Fund
  Portfolio                                       AIM Europe Growth Fund
Global Financial Services Portfolio               AIM Japan Growth Fund
Global Infrastructure Portfolio                   AIM International Growth Fund
Global Natural Resources Portfolio                AIM Worldwide Growth Fund
                                                  AIM Mid Cap Equity Fund
GT GLOBAL FLOATING RATE FUND, INC.                AIM Small Cap Growth Fund
(doing business as AIM Floating Rate Fund)        AIM Basic Value Fund

AIM SERIES TRUST                                  GT GLOBAL VARIABLE INVESTMENT FUND
AIM Global Trends Fund                            GT Global Variable Latin American Fund
                                                  GT Global Variable Telecommunications Fund
FLOATING RATE PORTFOLIO                           GT Global Variable Growth & Income Fund
                                                  GT Global Variable Strategic Income Fund
AIM EASTERN EUROPE FUND                           GT Global Variable Emerging Markets Fund
                                                  GT Global Variable Government Income Fund
AIM INVESTMENT FUNDS                              GT Global Variable U.S. Government Income Fund
AIM Global Government Income Fund                 GT Global Variable Infrastructure Fund
AIM Strategic Income Fund                         GT Global Variable Natural Resources Fund
AIM Emerging Markets Debt Fund
AIM Global Growth & Income Fund                   GT GLOBAL VARIABLE INVESTMENT SERIES
AIM Emerging Markets Fund                         GT Global Variable New Pacific Fund
AIM Developing Markets Fund                       GT Global Variable Europe Fund
AIM Latin American Growth Fund                    GT Global Variable America Fund
AIM Global Financial Services Fund                GT Global Variable International Fund
AIM Global Health Care Fund                       GT Global Variable Money Market Fund
AIM Global Telecommunications Fund
AIM Global Consumer Products and
  Services Fund
AIM Global Infrastructure Fund
AIM Global Resources Fund

Attest: /s/ SAMUEL D. SIRKO
        /s/ P. MICHELLE GRACE                    By: /s/ ROBERT H. GRAHAM
        -----------------------                      --------------------------
        Assistant Secretary                          Senior Vice President